Exhibit 99.2

Table of Contents

Page

Financial Highlights	3

Consolidated Balance Sheets	4

Consolidated Statements of Income (Loss)	5

Consolidated Statements of Cash Flows	6

Reconciliation of Net Income to Adjusted EBITDA excluding Non-Recurring Other Expense and Net Income Attributable to Common Shareholders to FFO and Normalized FFO	7

Market Capitalization, Debt and Coverage Ratios	8

Debt Analysis	9

Debt Maturity	10

Securities Portfolio Performance	11

Property Summary and Snapshot	12

Same Property Statistics	13

Acquisitions Summary and Property Portfolio	14

Definitions	15

Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Operating Information
Number of Communities (1)			144	139
Total Sites (1)			26,871	26,189
Rental and Related Income	$57,771	$51,937	$168,510	$153,760
Community Operating Expenses (2)	$24,334	$22,511	$70,410	$65,203
Community NOI (2)	$33,437	$29,426	$98,100	$88,557
Expense Ratio	42.1%	43.3%	41.8%	42.4%
Sales of Manufactured Homes	$9,147	$8,734	$26,276	$24,919
Number of Homes Sold	100	100	273	300
Number of Rentals Added, net	196	117	433	284
Net Income	$9,285	$12,905	$21,700	$16,461
Net Income Attributable to Common Shareholders	$4,211	$8,181	$6,472	$2,444
Adjusted EBITDA excluding Non-Recurring Other Expense	$33,518	$29,138	$94,263	$84,152
FFO Attributable to Common Shareholders	$19,743	$17,662	$56,618	$47,890
Normalized FFO Attributable to Common Shareholders	$21,313	$18,462	$59,585	$50,285

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	84,985	75,610	83,783	72,173
Diluted	85,478	76,563	84,452	72,971
Net Income Attributable to Shareholders per Share-
Basic and Diluted	$0.05	$0.11	$0.08	$0.03
FFO per Share- (3)
Basic	$0.23	$0.23	$0.68	$0.66
Diluted	$0.23	$0.23	$0.67	$0.66
Normalized FFO per Share- (3)
Basic	$0.25	$0.24	$0.71	$0.70
Diluted	$0.25	$0.24	$0.71	$0.69
Dividends per Common Share	$0.225	$0.215	$0.665	$0.635

Balance Sheet
Total Assets			$1,629,535	$1,501,533
Total Liabilities			$703,122	$643,148

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$672,538	$614,944
Equity Market Capitalization			$1,265,188	$1,547,969
Series D Preferred Stock			$321,885	$306,778
Total Market Capitalization			$2,259,611	$2,469,691

(1)	Includes Duck River Estates and River Bluff Estates, two newly constructed communities in 2024, and Sebring Square, Rum Runner and Honey Ridge, three communities owned in joint ventures with Nuveen Real Estate in which the company has a 40% interest.
(2)	Excludes non-recurring legal and professional fees of $660 for both the three and nine months ended September 30, 2025.
(3)	Please see Definitions on page 15.

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	3

Consolidated Balance Sheets

(in thousands except per share amounts)

	September 30, 2025	December 31, 2024
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$91,680	$88,037
Site and Land Improvements	1,029,095	970,053
Buildings and Improvements	48,647	44,782
Rental Homes and Accessories	617,195	566,242
Total Investment Property	1,786,617	1,669,114
Equipment and Vehicles	33,122	31,488
Total Investment Property and Equipment	1,819,739	1,700,602
Accumulated Depreciation	(517,599)	(471,703)
Net Investment Property and Equipment	1,302,140	1,228,899

Other Assets
Cash and Cash Equivalents	34,056	99,720
Marketable Securities at Fair Value	31,743	31,883
Inventory of Manufactured Homes	35,727	34,982
Notes and Other Receivables, net	102,115	91,668
Prepaid Expenses and Other Assets	17,088	14,261
Land Development Costs	76,372	33,868
Investment in Joint Ventures	30,294	28,447
Total Other Assets	327,395	334,829

TOTAL ASSETS	$1,629,535	$1,563,728

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$467,471	$485,540
Other Liabilities
Accounts Payable	8,234	7,979
Loans Payable, net of unamortized debt issuance costs	28,132	28,279
Series A Bonds, net of unamortized debt issuance costs	101,539	100,903
Series B Bonds, net of unamortized debt issuance costs	75,396	-0-
Accrued Liabilities and Deposits	11,618	15,091
Tenant Security Deposits	10,732	10,027
Total Other Liabilities	235,651	162,279
Total Liabilities	703,122	647,819

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series D- 6.375% Cumulative Redeemable Preferred Stock, $0.10 par value per share: 18,700 and 13,700 shares authorized as of September 30, 2025 and December 31, 2024, respectively; 12,875 and 12,823 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	321,885	320,572
Common Stock- $0.10 par value per share: 183,714 and 163,714 shares authorized as of September 30, 2025 and December 31, 2024, respectively; 85,197 and 81,909 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	8,520	8,191
Excess Stock- $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of September 30, 2025 and December 31, 2024	-0-	-0-
Additional Paid-In Capital	619,651	610,630
Accumulated Deficit	(25,364)	(25,364)
Total UMH Properties, Inc. Shareholders’ Equity	924,692	914,029
Non-Controlling Interest in Consolidated Subsidiaries	1,721	1,880
Total Shareholders’ Equity	926,413	915,909

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,629,535	$1,563,728

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
INCOME:
Rental and Related Income	$57,771	$51,937	$168,510	$153,760
Sales of Manufactured Homes	9,147	8,734	26,276	24,919
TOTAL INCOME	66,918	60,671	194,786	178,679

EXPENSES:
Community Operating Expenses	24,994	22,511	71,070	65,203
Cost of Sales of Manufactured Homes	5,795	5,446	17,264	16,463
Selling Expenses	2,223	1,787	5,685	5,177
General and Administrative Expenses	4,283	4,474	16,538	15,348
Depreciation Expense	16,808	14,693	49,210	44,435
TOTAL EXPENSES	54,103	48,911	159,767	146,626

OTHER INCOME (EXPENSE):
Interest Income	2,354	1,816	6,677	4,884
Dividend Income	373	357	1,122	1,079
Loss on Sales of Marketable Securities, net	-0-	-0-	-0-	(3,778)
Increase (Decrease) in Fair Value of Marketable Securities	1,576	5,499	(161)	3,468
Other Income	265	150	694	514
Loss on Investment in Joint Ventures	(96)	(75)	(310)	(299)
Interest Expense	(7,930)	(6,524)	(21,232)	(21,369)
TOTAL OTHER INCOME (EXPENSE)	(3,458)	1,223	(13,210)	(15,501)

Income before Loss on Sales of Investment Property and Equipment	9,357	12,983	21,809	16,552
Loss on Sales of Investment Property and Equipment	(72)	(78)	(109)	(91)
NET INCOME	9,285	12,905	21,700	16,461

Preferred Dividends	(5,129)	(4,783)	(15,387)	(14,168)
Loss Attributable to Non-Controlling Interest	55	59	159	151

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$4,211	$8,181	$6,472	$2,444

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS PER SHARE –
Basic and Diluted	$0.05	$0.11	$0.08	$0.03

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	84,985	75,610	83,783	72,173
Diluted	85,478	76,563	84,452	72,971

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	5

Consolidated Statements of Cash Flows

(in thousands)(unaudited)

	Nine Months Ended
	September 30, 2025	September 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$21,700	$16,461
Non-Cash Items Included in Net Income:
Depreciation	49,210	44,435
Amortization of Financing Costs	2,123	1,770
Stock Compensation Expense	4,320	3,732
Provision for Uncollectible Notes and Other Receivables	1,289	1,302
Loss on Sales of Marketable Securities, net	-0-	3,778
(Increase) Decrease in Fair Value of Marketable Securities	161	(3,468)
Loss on Sales of Investment Property and Equipment	109	91
Loss on Investment in Joint Ventures	596	690
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(745)	1,500
Notes and Other Receivables, net of notes acquired with acquisitions	(11,736)	(8,598)
Prepaid Expenses and Other Assets	(3,871)	(4,800)
Accounts Payable	255	(374)
Accrued Liabilities and Deposits	(3,473)	(2,571)
Tenant Security Deposits	705	383
Net Cash Provided by Operating Activities	60,643	54,331
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(40,166)	-0-
Purchase of Investment Property and Equipment	(85,471)	(67,575)
Proceeds from Sales of Investment Property and Equipment	3,077	3,888
Additions to Land Development Costs	(39,712)	(30,784)
Purchase of Marketable Securities through automatic reinvestments	(21)	(18)
Proceeds from Sales of Marketable Securities	-0-	36
Investment in Joint Ventures	(2,443)	(2,561)
Net Cash Used in Investing Activities	(164,736)	(97,014)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages, net of mortgages assumed	101,392	-0-
Net Payments from Short-Term Borrowings	(582)	(67,363)
Principal Payments of Mortgages and Loans	(118,179)	(8,887)
Proceeds from Bond Issuance	80,229	-0-
Financing Costs on Debt	(7,167)	(593)
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	1,041	15,260
Proceeds from At-The-Market Common Equity Program, net of offering costs	44,197	163,194
Proceeds from Issuance of Common Stock in the DRIP, net of dividend reinvestments	4,486	5,258
Proceeds from Exercise of Stock Options	535	2,919
Preferred Dividends Paid	(15,387)	(14,168)
Common Dividends Paid, net of dividend reinvestments	(53,180)	(42,944)
Net Cash Provided by Financing Activities	37,385	52,676

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(66,708)	9,993
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	108,811	64,437
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$42,103	$74,430

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	6

Reconciliation of Net Income to Adjusted EBITDA and Net Income Attributable

to Common Shareholders to FFO and Normalized FFO

(in thousands) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Reconciliation of Net Income to Adjusted EBITDA

Net Income	$9,285	$12,905	$21,700	$16,461
Interest Expense	7,930	6,524	21,232	21,369
Franchise Taxes	150	114	450	342
Depreciation Expense	16,808	14,693	49,210	44,435
Depreciation Expense from Unconsolidated Joint Ventures	228	209	666	610
(Increase) Decrease in Fair Value of Marketable Securities	(1,576)	(5,499)	161	(3,468)
Loss on Sales of Marketable Securities, net	-0-	-0-	-0-	3,778
Adjusted EBITDA	32,825	28,946	93,419	83,527
Non-Recurring Other Expense (1)	693	192	844	625
Adjusted EBITDA excluding Non-Recurring Other Expense	$33,518	$29,138	$94,263	$84,152

Reconciliation of Net Income Attributable to Common Shareholders to Funds from Operations

Net Income Attributable to Common Shareholders	$4,211	$8,181	$6,472	$2,444
Depreciation Expense	16,808	14,693	49,210	44,435
Depreciation Expense from Unconsolidated Joint Ventures	228	209	666	610
Loss on Sales of Investment Property and Equipment	72	78	109	91
(Increase) Decrease in Fair Value of Marketable Securities	(1,576)	(5,499)	161	(3,468)
Loss on Sales of Marketable Securities, net	-0-	-0-	-0-	3,778
Funds from Operations Attributable to Common Shareholders (“FFO”)	19,743	17,662	56,618	47,890

Adjustments:
Amortization of Financing Costs	877	608	2,123	1,770
Non-Recurring Other Expense (1)	693	192	844	625
Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”)	$21,313	$18,462	$59,585	$50,285

(1)	Consists of one-time legal and professional fees ($693 and $844, respectively) for the three and nine months ended September 30, 2025. Consisted of one-time legal fees ($192 and $243, respectively) and costs associated with the liquidation/sale of inventory in a particular sales center ($0 and $382, respectively) for the three and nine months ended September 30, 2024.

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(in thousands except per share data) (unaudited)

	Nine Months Ended		Year Ended
	September 30, 2025	September 30, 2024	December 31, 2024
Shares Outstanding	85,197	78,697	81,909
Market Price Per Share	$14.85	$19.67	$18.88
Equity Market Capitalization	$1,265,188	$1,547,969	$1,546,449
Total Debt	672,538	614,944	614,722
Preferred	321,885	306,778	320,572
Total Market Capitalization	$2,259,611	$2,469,691	$2,481,743

Total Debt	$672,538	$614,944	$614,722
Less: Cash and Cash Equivalents	(34,056)	(66,704)	(99,720)
Net Debt	638,482	548,240	515,002
Less: Marketable Securities at Fair Value (“Securities”)	(31,743)	(34,178)	(31,883)
Net Debt Less Securities	$606,739	$514,062	$483,119

Interest Expense	$21,232	$21,369	$27,287
Capitalized Interest	4,354	4,119	5,976
Preferred Dividends	15,387	14,168	19,163
Total Fixed Charges	$40,973	$39,656	$52,426

Adjusted EBITDA excluding Non-Recurring Other Expense	$94,263	$84,152	$113,958

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	28.3%		22.2%		20.8%

Net Debt Plus Preferred / Total Market Capitalization	42.5%		34.6%		33.7%

Net Debt Less Securities / Total Market Capitalization	26.9%		20.8%		19.5%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	41.1%		33.2%		32.4%

Interest Coverage	3.7	x	3.3	x	3.4	x

Fixed Charge Coverage	2.3	x	2.1	x	2.2	x

Net Debt / Adjusted EBITDA excluding Non-Recurring Other Expense	5.1	x	4.9	x	4.5	x

Net Debt Less Securities / Adjusted EBITDA excluding Non-Recurring Other Expense	4.8	x	4.6	x	4.3	x

Net Debt Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	7.6	x	7.6	x	7.4	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA excluding Non-Recurring Other Expense	7.4	x	7.3	x	7.1	x

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	8

Debt Analysis
(in thousands) (unaudited)	Nine Months Ended		Year Ended
	September 30, 2025	September 30, 2024	December 31, 2024
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$472,484	492,248	489,271
Unamortized Debt Issuance Costs	(5,013)	(3,963)	(3,731)
Mortgages, Net of Unamortized Debt Issuance Costs	$467,471	$488,285	$485,540
Loans Payable:
Unsecured Line of Credit	$-0-	$-0-	$-0-
Other Loans Payable	28,930	27,320	29,512
Total Loans Before Unamortized Debt Issuance Costs	28,930	27,320	29,512
Unamortized Debt Issuance Costs	(798)	(1,352)	(1,233)
Loans, Net of Unamortized Debt Issuance Costs	$28,132	$25,968	$28,279
Series A Bonds Payable:
Series A Bonds	$102,670	$102,670	$102,670
Unamortized Debt Issuance Costs	(1,131)	(1,979)	(1,767)
Series A Bonds, Net of Unamortized Debt Issuance Costs	$101,539	$100,691	$100,903
Series B Bonds Payable:
Series B Bonds	$80,230	$-0-	$-0-
Unamortized Debt Issuance Costs	(4,834)	-0-	-0-
Series B Bonds, Net of Unamortized Debt Issuance Costs	$75,396	$-0-	$-0-

Total Debt, Net of Unamortized Debt Issuance Costs	$672,538	$614,944	$614,722

% Fixed/Floating
Fixed	99.2%	99.5%	99.1%
Floating	0.8%	0.5%	0.9%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	4.58%	4.17%	4.18%
Loans Payable	6.49%	6.47%	6.54%
Series A Bonds Payable	4.72%	4.72%	4.72%
Series B Bonds Payable	5.85%	0.00%	0.00%
Total Average	4.83%	4.36%	4.38%

Weighted Average Maturity (Years)
Mortgages Payable	5.8	4.6	4.4

(1)	Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	9

Debt Maturity

(in thousands) (unaudited)

As of September 30, 2025:
Year Ended	Mortgages	Loans	Bonds		Total	% of Total
2025	$3,511	$5,419	$-0-		$8,930	1.3%
2026	35,053	-0-	-0-		35,053	5.1%
2027	37,289	-0-	102,670	(1)	139,959	20.5%
2028	24,130	23,511	-0-		47,641	7.0%
2029	39,048	-0-	-0-		39,048	5.7%
Thereafter	333,453	-0-	80,230	(2)	413,683	60.5%

Total Debt Before Unamortized Debt Issuance Costs	472,484	28,930	182,900		684,314	100.0%

Unamortized Debt Issuance Costs	(5,013)	(798)	(5,965)		(11,776)

Total Debt, Net of Unamortized Debt Issuance Costs	$467,471	$28,132	$176,935		$672,538

(1)	Represents $102.7 million balance outstanding of the Company’s Series A Bonds due February 28, 2027.
(2)	Represents $80.2 million balance outstanding of the Company’s Series B Bonds due June 30, 2030.

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	10

Securities Portfolio Performance

(in thousands) (unaudited)

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain (Loss) on Sale of Securities	Net Realized Gain (Loss) on Sale of Securities & Dividend Income
2010-2015	75,011	$19,465	$14,618	$34,083
2016	108,755	6,636	2,285	8,921
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021	113,748	5,098	2,342	7,440
2022	42,178	2,903	6,394	9,297
2023	34,506	2,318	183	2,501
2024	31,883	1,452	(3,778)	(2,326)
2025*	31,743	1,122	-0-	1,122

		$70,760	$23,811	$94,571

* For the nine months ended September 30, 2025.

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	September 30, 2025	September 30, 2024	% Change
UMH Communities (1)	141	137	2.9%
Total Sites	26,400	25,826	2.2%
Occupied Sites	23,353	22,565	788 sites, 3.5%
Occupancy %	88.5%	87.4%	110 bps
Total Rentals	10,766	10,253	5.0%
Occupied Rentals	10,126	9,683	4.6%
Rental Occupancy %	94.1%	94.4%	(30 bps )
Monthly Rent Per Site	$566	$534	6.0%
Monthly Rent Per Home Rental Including Site	$1,027	$969	6.0%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental (3)

Pennsylvania	53	2,392	1,909	483	7,976	7,041	88.3%	$587	3,302	3,090	93.6%	$1,019
Ohio	38	2,069	1,557	512	7,325	6,525	89.1%	$516	3,155	2,959	93.8%	$973
Indiana	14	1,111	929	182	4,085	3,634	89.0%	$524	2,013	1,893	94.0%	$1,019
Tennessee (1)	9	733	419	314	2,031	1,894	93.3%	$584	956	921	96.3%	$1,068
New York (2)	8	819	327	492	1,369	1,192	87.1%	$656	512	473	92.4%	$1,189
New Jersey	7	428	264	164	1,530	1,471	96.1%	$778	41	35	85.4%	$1,352
Michigan	4	241	222	19	1,090	946	86.8%	$530	421	404	96.0%	$1,095
Maryland	3	159	124	35	257	217	84.4%	$650	-0-	-0-	N/A	N/A
Alabama	2	69	62	7	297	158	53.2%	$238	139	133	95.7%	$1,128
South Carolina	2	134	55	79	322	238	73.9%	$306	187	181	96.8%	$1,145
Georgia	1	26	26	-0-	118	37	31.4%	$450	40	37	92.5%	$1,211
Total UMH as of September 30, 2025 (1)	141	8,181	5,894	2,287	26,400	23,353	88.5%	$566	10,766	10,126	94.1%	$1,027

Acquisition (4)	1	40	40	-0-	130	42	32.3%	$316	21	7	33.3%	$613
Grand Total UMH 2025 to Date	142	8,221	5,934	2,287	26,530	23,395	88.2%	$565	10,787	10,133	93.9%	$1,026

(1)	Includes Duck River Estates and River Bluff Estates, two newly constructed communities in 2024. Excludes two Florida communities and one Pennsylvania community owned through joint ventures with Nuveen Real Estate in which the company has a 40% interest for 2025.
(2)	Total and Vacant Acreage of 220 acres for Mountain View Estates property is included in the above summary.
(3)	Includes home and site rent charges.
(4)	Acquisition of one community completed on October 7, 2025.

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	12

Same Property Statistics

(in thousands) (unaudited)

	For Three Months Ended				For Nine Months Ended
	September 30, 2025	September 30, 2024	Change	% Change	September 30, 2025	September 30, 2024	Change	% Change

Same Property Community Net Operating Income (“NOI”)

Rental and Related Income	$56,210	$51,374	$4,836	9.4%	$164,926	$152,055	$12,871	8.5%
Community Operating Expenses	22,304	21,123	1,181	5.6%	64,522	60,875	3,647	6.0%

Same Property Community NOI	$33,906	$30,251	$3,655	12.1%	$100,404	$91,180	$9,224	10.1%

	September 30, 2025	September 30, 2024	Change

Total Sites	25,684	25,601	0.3%
Occupied Sites	22,726	22,369	357 sites, 1.6%
Occupancy %	88.5%	87.4%	110 bps
Number of Properties	134	134	N/A
Total Rentals	10,607	10,103	5.0%
Occupied Rentals	9,977	9,539	4.6%
Rental Occupancy	94.1%	94.4%	(30	bps)
Monthly Rent Per Site	$565	$537	5.2%
Monthly Rent Per Home Rental Including Site	$1,024	$970	5.6%

Same Property includes all UMH communities owned as of January 1, 2024, with the exception of Memphis Blues, Duck River Estates and River Bluff Estates.

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	13

Acquisitions Summary

(dollars in thousands)

Year of Acquisition	Number of Communities	Sites	Occupancy % at Acquisition	Purchase Price	Price Per Site	Total Acres
2021	3	543	59%	$18,300	$34	113
2022	7	1,480	65%	$86,223	$58	461
2023	1	118	-0-%	$3,650	$31	26
2025	5	587	78%	$41,825	$71	161

2025 Acquisitions
Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Cedar Grove	March 24, 2025	NJ	186	$17,000	25	100%
Maplewood	March 24, 2025	NJ	80	7,600	13	100%
Conowingo Court	July 2, 2025	MD	142	9,855	55	70%
Maybelle Manor	July 2, 2025	MD	49	4,770	28	100%
Albany Dunes	October 7, 2025	GA	130	2,600	40	32%
Total 2025 to Date			587	$41,825	161	78%

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), Community NOI, Same Property Community NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA excluding Non-Recurring Other Expense”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for amortization of financing costs and certain one-time charges. Community NOI and Same Property Community NOI provide a measure of rental operations and do not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA excluding Non-Recurring Other Expense provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property Community NOI, Adjusted EBITDA, excluding Non-Recurring Other Expense, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

FFO, as defined by The National Association of Real Estate Investment Trusts (“Nareit”), is calculated to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding certain gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding amortization and certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 85.5 million and 84.5 million shares for the three and nine months ended September 30, 2025, respectively, and 76.6 million and 73.0 million shares for the three and nine months ended September 30, 2024, respectively. Common stock equivalents resulting from employee stock options to purchase 6.3 million shares of common stock amounted to 493,000 shares and 669,000 shares, respectively, for the three and nine months ended September 30, 2025, were included in the computation of Diluted Net Income per Share. Common stock equivalents resulting from stock options to purchase 5.4 million shares of common stock amounted to 953,000 and 798,000 shares, for the three and nine months ended September 30, 2024, respectively, were included in the computation of Diluted Net Income per Share.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses.

Same Property Community NOI is calculated as Community NOI, using all properties owned as of January 1, 2024, with the exception of Memphis Blues, Duck River Estates and River Bluff Estates.

Adjusted EBITDA excluding Non-Recurring Other Expense is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, the change in the fair value of marketable securities and the gain (loss) on sales of marketable securities, adjusted for non-recurring other expenses.

Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property Community NOI, Adjusted EBITDA excluding Non-Recurring Other Expense, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Third Quarter FY 2025 Supplemental Information	15